Exhibit 10.2(d)

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

AMENDMENT NO. 3

TO LICENSING AND ASSIGNMENT AGREEMENT

This Amendment No. 3 (“Amendment No. 3”) to LICENSING AND ASSIGNMENT AGREEMENT, made and entered into the 6th day of October, 2017 (“Amendment No. 3 Effective Date”) by and between Satsuma Pharmaceuticals, Inc., having its principal place of business at 395 Oyster Point Boulevard, South San Francisco, CA 94080, USA (“Company”) and Shin Nippon Biomedical Laboratories, Ltd., having its principal place of business at 2438, Miyanoura-cho, Kagoshima-shi, Kagoshima-ken, Japan (“SNBL”). Company and SNBL are collectively the “Parties”.

A.

The Parties have entered in to a LICENSING AND ASSIGNMENT AGREEMENT, effective as of the 30th day of June, 2016 (“AGREEMENT”), as well as AMENDMENT NO. 1 TO LICENSING AND ASSIGNMENT AGREEMENT, effective as of the 13th day of January, 2017 (“Amendment No. 1”), and AMENDMENT NO. 2 TO LICENSING AND ASSIGNMENT AGREEMENT, effective as of the 19th day of April, 2017 (“Amendment No. 2”), and

B.	The Parties agree to amend certain provision of the AGREEMENT;

1.	Amendment to the AGREEMENT.

The Parties therefore agree to this Amendment No. 3 as set forth herein.

a.	Exhibit 1.20.2. “Other Product Patents” is hereby amended and replaced in its entirely as stated as in the Attachment of this Amendment No. 3.

2.

Miscellaneous. Capitalized terms used herein and not otherwise defined shall have the meaning given to them in the AGREEMENT. This Amendment No. 3 will be effective for all purposes as of the Amendment No. 3 Effective Date. This Amendment No. 3 may be executed in two counterparts, including by facsimile or electronically transmitted copies, each of which will be deemed to be an original, but all of which together will constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 3 to be signed by their respective duly authorized representatives as of the Amendment No. 3 Effective Date.

SATSUMA PHARMACEUTICALS, INC.	SHIN NIPPON BIOMEDICAL LABORATORIES, LTD.

By: /s/ Mic Iwashima	By: /s/ Shunji Haruta
Printed Name: Mic Iwashima	Printed Name: Shunji Haruta
Title: Vice President, Head of Operations	Title: General Manager, TR Company

Attachment

Exhibit 1.20.2

Other Product Patents

Omitted pursuant to Regulation S-K, Item 601(a)(5)